EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of GoAmerica, Inc. (the "Company"), does hereby certify that:

      1) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /s/ Francis J. Elenio
                            --------------------------------
                            Francis J. Elenio
                            Chief Financial Officer
                            November 14, 2002